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                                                                 Exhibit 23.1

                       CONSENT OF INDEPENDENT AUDITOR



I consent to the reference to my firm under the caption "Experts", and to the use of my report dated June 2, 1995 in the form 10-KSB for the year ended March 31, 1995.



                                        /s/ Jerome Rosenberg, CPA


Syosset, New York
July 12, 1995